UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2005

The TriZetto Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	949-719-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2004, The TriZetto Group, Inc. (the “Company”) sold 6,600,000 shares of the Company’s common stock to VA Partners, LLC (“ValueAct”) pursuant to a letter agreement dated December 5, 2004 (the “Agreement”). These shares represented a portion of the 12,142,857 shares repurchased by the Company from IMS Health Incorporated on December 21, 2004. The Agreement also gave the Company the right to repurchase up to 600,000 of the shares sold to ValueAct. On September 19, 2005, the Company exercised its repurchase right with respect to all 600,000 shares for a price of $8.83 per share that was paid by the Company in cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: September 20, 2005	By:	/s/ James J. Sullivan

James J. Sullivan Senior Vice President, General Counsel and Secretary

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